UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Option Plans

On December 4, 2008, Iron Mountain Incorporated (the “Company”) amended each of the Iron Mountain Incorporated 2002 Stock Incentive Plan, the Iron Mountain Incorporated 1997 Stock Option Plan, the LiveVault Corporation 2001 Stock Incentive Plan and the Stratify, Inc. 1999 Stock Plan (each a “Plan” and, collectively, the “Plans”) to provide that any unvested options and other awards granted under the respective Plan shall vest immediately should an employee be terminated by the Company, or terminate his or her own employment for Good Reason (as defined in each Plan), in connection with a Vesting Change in Control (as defined in each Plan).  The definition of Good Reason includes a diminution in an employee’s total annual compensation, a material diminution in the benefits an employee is eligible to receive and certain relocations.  The definition of Vesting Change In Control includes (a) when any person or group becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (b) a merger or consolidation of the Company with any other third party, unless the Company’s stockholders continue to own at least fifty percent (50%) of the total voting power represented by the voting securities of the entity surviving such merger or consolidation, (c) the sale or disposition of the Company of all or substantially all of the Company’s assets, and (d) certain changes in the Board of Directors of the Company.  Copies of the amendments are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Change in Control Agreements

On December 10, 2008, the Company entered into Change in Control Agreements with each of Robert T. Brennan and Brian P. McKeon (each an “Officer”) in order to provide an additional element of the definition of “Good Reason” that could result in an acceleration of such Officer’s options if he were to terminate his employment following a Vesting Change in Control.  That additional element is a material diminution in the responsibilities or title of such Officer’s position with the Company and/or the assignment to such Officer of duties and responsibilities that are generally inconsistent with the Officer’s position with the Company immediately prior to the Change in Control.  Copies of the agreements are filed herewith as Exhibits 10.5 and 10.6 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Description

10.1	Fourth Amendment to Iron Mountain Incorporated 2002 Stock Incentive Plan dated December 4, 2008 (filed herewith).

10.2	Amendment to Iron Mountain Incorporated 1997 Stock Option Plan dated December 4, 2008 (filed herewith).

10.3	Amendment to LiveVault Corporation 2001 Stock Incentive Plan dated December 4, 2008 (filed herewith).

10.4	Amendment to Stratify, Inc. 1999 Stock Plan dated December 4, 2008 (filed herewith).

10.5	Change in Control Agreement dated December 10, 2008 between the Company and Robert T. Brennan (filed herewith).

10.6	Change in Control Agreement dated December 10, 2008 between the Company and Brian P. McKeon (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant) By: /s/ Ernest W. Cloutier
Name: Ernest W. Cloutier Title: SVP and General Counsel
Date: December 10, 2008